
                                                                                UNITED STATES BANKRUPTCY COURT
                                                                               NORTHERN DISTRICT OF CALIFORNIA

In re:    [CASE NAMEFresh Choice, Inc                                  Case No.                             04-54318 (ASW)
                                                                                                          -------------------
                    485 Cochrane Circle
                    Morgan Hill, CA 95037                              CHAPTER 11
                                                                       MONTHLY OPERATING REPORT
                                                                      (GENERAL BUSINESS CASE)
------------------------------------------------------------------------------------------------
                                                                                 SUMMARY OF FINANCIAL STATUS
                    MONTH ENDED:            05/15/05                      (1)    PETITION DATE:     07/12/04
                                       -------------------                                      ------------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____  the Office of the U.S. Trustee or the Court has approved the
    Cash Basis of Accounting for the Debtor).
    Dollars reported in $1
                        ---

                                                                     End of Current         End of Prior    As of Petition
2.  Asset and Liability Structure                                        Month                Month              Filing
                                                                    -----------------    ----------------  ----------------
    a.  Current Assets                                              $       3,785,710    $      5,439,704
                                                                    -----------------    ----------------
    b.  Total Assets                                                $      18,392,119    $     20,174,115     $  22,899,629
                                                                    -----------------    ----------------  ----------------
    c.  Current Liabilities                                         $       6,514,051    $      6,806,457
                                                                    -----------------    ----------------
    d.  Total Liabilities                                           $      19,412,638    $     21,355,344     $  19,707,707
                                                                    -----------------    ----------------  ----------------
                                                                                                              Cumulative
3.  Statement of Cash Receipts & Disbursements                        Current Month         Prior Month      Case to Date
                                                                   ------------------    ----------------  ----------------
    a.  Total Receipts                                              $       6,310,784    $      5,685,659     $  59,756,571
                                                                    -----------------    ----------------  ----------------
    b.  Total Disbursements                                         $       6,979,869    $      4,754,414     $  59,412,126
                                                                    -----------------    ----------------  ----------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)  $        (669,085)   $        931,245     $     344,445
                                                                    -----------------    ----------------  ----------------
    e.  Cash Balance Beginning of Month                             $       2,338,005    $      1,406,761
                                                                    -----------------    ----------------
    f.  Cash Balance End of Month (c + d)                           $       1,668,920    $      2,338,005
                                                                    -----------------    ----------------
                                                                                                             Cumulative
                                                                      Current Month         Prior Month     Case to Date
                                                                   ------------------    ----------------  ----------------
4.  Profit/(Loss) from the Statement of Operations                  $         160,710    $        191,268      $ (7,717,010)
                                                                    -----------------    ----------------  ----------------
5.  Account Receivables (Pre and Post Petition)                     $          89,015    $         94,272            94,272
                                                                    -----------------    ---------------
6.  Post-Petition Liabilities                                       $       8,158,481    $      8,452,015
                                                                    -----------------    ----------------
7.  Past Due Post-Petition Account Payables (over 30 days)          $               -    $              -
                                                                    -----------------    ----------------
    At the end of this reporting month:                                                        Yes                 No

8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee) (see note 2)                                  X
                                                                                         ----------------  ----------------
9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of  payment, amount of payment and name of payee)                            X
                                                                                         ---------------   ----------------
10. If the answer is yes to 8 or 9, were all such payments approved by the court?               X
                                                                                         ----------------  ----------------
11. Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes,  attach listing including date of payment, amount and reason
    for payment, and name of payee)                                                             X
                                                                                         ---------------   ----------------
12. Is the estate insured for replacement cost of assets and for general liability?             X
                                                                                         ---------------   ----------------

13. Are a plan and disclosure statement on file?                                                                  X
                                                                                         ---------------   ----------------
14. Was there any post-petition borrowing during this reporting period?
                                                                                                                  X
                                                                                         ---------------   ----------------
15. Check if paid: Post-petition Taxes      X      U.S. Trustee QuarXerly Fees       X
                                          -----                                   -------
    Check if filing is current for:    Post-petition tax reporting and tax returns   X
                                                                                  -------
    (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid , or tax return filings are not current.)


Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from April 18, 2005 through May 15, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

(3) Adjustments were made due to year end for Period 13, 2004. See note 4 on Statement of Operations and note 5 on Balance Sheet for further detail. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe
     these   documents   are   correct.

Date:   06/07/05                                /s/ David Pertl
                                               -----------------------
                                               David Pertl

                                           STATEMENT OF OPERATIONS (General Business Case)
                                            For the Month Ended      05/15/05

                 Current Month
----------------------------------------------                                                 Cumulative       Next Month
    Actual         Forecast         Variance                                                   Case to Date       Forecast
                                                                                           ------------------ -------------
-------------  ----------------   ------------      Revenues:
 $  4,390,557  $      4,403,098   $    (12,541)     1   Gross Sales                             $ 53,054,381     $4,411,595
-------------   ---------------   ------------                                             -----------------  -------------
                                  $          -      2   less: Sales Returns & Allowances
-------------  ----------------    -----------                                             -----------------  -------------
$   4,390,557  $      4,403,098   $    (12,541)     3   Net Sales                               $ 53,054,381     $4,411,595
-------------   ---------------   ------------                                             -----------------  -------------
$   2,603,791  $      2,462,068   $   (141,723)     4   less: Cost of Goods Sold                $ 31,144,551     $2,527,723
-------------   ---------------   ------------          (Note 1&4)(Schedule "B")                              -------------
$   1,786,766  $      1,941,030   $   (154,264)     5   Gross Profit (Note 4)                   $ 21,909,830     $1,883,872
-------------   ---------------   ------------                                             -----------------  -------------
$       2,173                     $      2,173      6   Interest                                $     10,345
-------------  ----------------   ------------                                             -----------------  -------------
$         169                     $        169      7   Other Income:                           $     3,834
-------------  ----------------   ------------       --------------------------            -----------------  -------------
                                  $          -      8
                                  ------------       --------------------------
-------------  ----------------                      --------------------------            -----------------  -------------
$           -                     $          -      9
-------------  ----------------    -----------       --------------------------            -----------------  -------------
$   1,789,108  $      1,941,030   $   (151,922)    10       Total Revenues                      $ 21,924,009     $1,883,872
-------------  ----------------   ------------                                             -----------------  -------------
                                                       Expenses:
$      53,657  $         55,000   $      1,343     11  Compensation to Owner(s)/Officer(s)      $    731,192     $   50,000
-------------  ----------------   ------------                                             -----------------  -------------
$     137,244  $        131,190   $     (6,054)    12   Salaries                                $  1,275,749     $  131,726
-------------  ----------------   ------------                                             -----------------  -------------
$           -                     $          -     13   Commissions                             $         -
-------------  ----------------   ------------                                             -----------------  -------------
$      12,006                     $    (12,006)    14   Contract Labor                          $     73,906
-------------  ----------------    -----------                                             -----------------  -------------
                                  $          -     15   Rent/Lease:                             $     34,751
                                                             Personal Property
-------------  ----------------    -----------                                             -----------------  -------------
$     591,912  $        633,649   $     41,737     16       Real Property (See Note 2)          $  7,260,406     $  642,904
-------------  ----------------    -----------                                             -----------------  -------------
$      35,740                     $    (35,740)    17   Insurance                               $    496,323
-------------  ----------------    -----------                                             -----------------  -------------
$      52,035                     $    (52,035)    18   Management Fees (Credit Cd.             $    642,385
-------------  ----------------    -----------          Processing)                        -----------------  -------------
$     161,683  $        166,565   $      4,882     19   Depreciation & Amortization (Note 4)    $  2,051,009     $  166,913
-------------  ----------------   ------------                                             -----------------  -------------
                                                        Taxes:
               ----------------                                                            -----------------  -------------
                                  $          -     20       Employer Payroll Taxes              $    184,615
-------------  ----------------    -----------                                             -----------------  -------------
$      34,830                     $    (34,830)    21       Real Property Taxes                 $    447,531
-------------  ----------------   ------------                                             -----------------  -------------
$       3,137                     $     (3,137)    22       Other Taxes                         $     30,622
-------------  ----------------   ------------                                             -----------------  -------------
$     175,155  $        145,095   $    (30,060)    23   Advertising                             $  2,048,780     $  169,468
-------------  ----------------   ------------                                             -----------------  -------------
$      11,388  $        173,241   $    161,853     24   G&A (Note 4)                            $    295,071     $  176,760
-------------  ----------------   ------------                                             -----------------  -------------
$      19,204  $         19,614   $        410     25   Interest                                $    261,854     $   5,892
-------------  ----------------   ------------                                             -----------------  -------------
$       9,136                     $     (9,136)    26   Other Expense: Legal fees & Audit       $    258,126
-------------  ----------------    -----------                         -------------
$      30,476                     $    (30,476)    27 Professional Fees                         $    312,408
-------------  ----------------   ------------                                             -----------------  -------------
$       7,513                     $     (7,513)    28 Travel Expenses/Meals/ Ent                $    110,620
-------------  ----------------    -----------       ---------------------------            ---------------
$       1,716                     $    (1,716)    29  Storage                                   $     55,501
-------------  ----------------   ------------       --------------------------            -----------------  -------------
$     258,810  $        184,808   $    (74,002)    30 Others (See Note 3 & 4)                   $  2,554,060     $  189,148
-------------  ----------------   ------------       --------------------------            -----------------  -------------
$     207,314  $        165,375   $    (41,939)    31 Utilities                                 $  2,693,752     $  236,927
-------------  ----------------   ------------       --------------------------            -----------------  -------------
$     102,727  $         80,202   $    (22,525)    32 Repairs & Maintenance                     $  1,075,166     $  82,281
-------------  ----------------    -----------       --------------------------            -----------------  -------------
$       3,434                     $     (3,434)    33 License & Permits                         $     67,202
-------------  ----------------   ------------       --------------------------            -----------------  -------------
                                  $          -     34
-------------  ----------------   ------------       --------------------------            -----------------  -------------
$   1,909,114  $      1,754,739   $   (154,376)    35       Total Expenses                      $ 22,961,026     $1,852,020
-------------  ----------------   ------------                                             -----------------  -------------
$    (120,006) $        186,292   $   (306,298)    36 Subtotal                                  $ (1,037,017)    $   31,852
-------------  ----------------   ------------                                             -----------------  -------------
                                                       Reorganization Items:
                                                                                            ----------------- -------------
$    (224,594) $       (215,211)  $      9,383     37   Professional Fees (Note 4)              $ (2,573,306)    $ (215,211)
-------------  ----------------   ------------                                             -----------------  -------------
$           -  $              -   $          -     38   Provisions for Rejected Executory       $          -     $        -
-------------  ----------------   ------------          Contracts                          -----------------  -------------
$           -  $              -   $          -     39   Interest Earned on Accumulated Cash     $          -     $        -
-------------  ----------------   ------------          from Resulting Chp 11 Case          ----------------  -------------

$     570,234  $        550,000   $     20,234     40   Gain or (Loss) from Sale of Equip.      $ 1,035,474
-------------  ----------------   ------------
                                  $          -     41   U.S. Trustee Quarterly Fees             $    (13,369)
-------------   ---------------   ------------                                             -----------------  -------------
$     (64,924)        $ (85,000)  $    (20,076)    42   Store Closure & Asset Impairment        $ (5,128,462)    $  (45,000)
-------------   ---------------    -----------                Expenses                     -----------------  -------------
$     280,716         $ 249,789   $     30,927     43        Total Reorganization Items         $ (6,679,663)    $ (260,211)
-------------   ---------------    -----------                                             -----------------  -------------
$     160,710         $ 436,081   $   (275,371)    44  Net Profit (Loss) Before Federal         $ (7,716,680)    $ (228,359)
-------------   ---------------    -----------                & State                       ----------------  -------------
                                  $          -     45   Federal & State Income Taxes            $        330     $        -
-------------   ---------------    -----------                                             -----------------  -------------
$     160,710         $ 436,081   $   (275,371)    46 Net Profit (Loss)  (See Note 4)           $ (7,717,010)    $ (228,359)
=============   ===============   ============                                             =================  =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):




                              Fresh Choice, Inc. (Case # 04-54318 ASW)
                                Notes to the Statement of Operations
                                                as of
 May 15, 2005

Notes:
            (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

            (2) Real Property           Amount
                                     -----------
               Rent Expense             478,066
               Common Ground
                  Maintenance            113,846
                                     -----------
               Total                    591,912

            (3)Other Admin             Amount
                                     -----------
               Deposits Over/Short          511
               Cash Over                 (1,053)
               Cash Short                 1,929
               Freight, Express, Cartage 12,629
               Services                  69,699
               Supplies                 120,594
               Misc. Operating Expense      706
               Auto Related Expense      15,135
               Auto Incentive
               Bank Charges              12,665
               Penalties & Late fees         82
               Payroll Processing Fees    4,525
               Real Time Fees             6,665
               Royalty Fees               3,855
               Recruiting
               Asset Write Off
               Management Training & Deve10,868t
                                     -----------
               Total                    258,810

            (4)   Adjustments were made to Period 13 due to year end.
                  Below are the changes in detail:


                                                                   ORIGINAL                   NEW
                                                                Period 13 - 2004 CHANGE   Period 13 -2004
                                                                -----------------------------------------

                  Net Sales                                          4,741,695          -   4,741,695
                  less: Cost of Goods Sold                           2,803,976   (128,515)  2,675,461
                  Gross Profit                                       1,937,719    128,515   2,066,234
                                                                --------------------------------------
                        Total Revenues                               1,937,719    128,515   2,066,234

                  Expenses not affected by the changes               1,301,266          -   1,301,266
                  Depreciation & Amortization                          233,563    (34,783)    198,780
                  G&A                                                  282,568     14,268     296,836
                  Others                                                28,060     31,992      60,052
                                                                --------------------------------------
                        Total Expenses                               1,845,457     11,477   1,856,934

                  Professional Fees                                   (291,444)   (51,448)   (342,892)
                  Gain/Loss from Sale of Equipment                       1,371          -       1,371
                  Store Closure Expenses & Asset Impairment Expenses  (521,282)  (329,266)   (850,548)
                                                                --------------------------------------
                         Total Reorganization Items                   (811,355)  (380,714) (1,192,069)
                                                                --------------------------------------
                   Net Profit (Loss) Before Federal & State Taxes      (719,093)  (263,676)   (982,770)
                                                                --------------------------------------
                  Federal & State Income Taxes                           3,200          -       3,200
                                                                --------------------------------------
                  Net Profit (Loss)                                   (722,293)  (263,676)   (985,970)
                                                                ======================================

                                                BALANCE SHEET
                                           (General Business Case)
                                        For the Month Ended       05/15/05
         Assets
                                                             From Schedules     Market Value(1)
             Current Assets
     1           Cash and cash equivalents - unrestricted                            $ 1,668,920
                                                                              ------------------
     2           Cash and cash equivalents - restricted
                                                                              ------------------
     3           Accounts receivable (net)                         A                 $   89,015
                                                                              ------------------
     4           Inventory                                         B                 $   275,037
                                                                              ------------------
     5           Prepaid expenses                                                    $   424,739
                                                                              ------------------
     6           Professional retainers
                                                                              ------------------
     7           Other:Assets Held for Sale                                         $ 1,328,000
                       -------------------------------------                  ------------------
     8
                 -------------------------------------------                  ------------------
     9                 Total Current Assets                                          $ 3,785,710
                                                                              ------------------
             Property and Equipment (Market Value)
    10           Real property                                     C                 $ 2,470,205
                                                                              ------------------
    11           Machinery and equipment                           D                 $ 2,224,940
                                                                              ------------------
    12           Furniture and fixtures                            D                 $ 2,263,764
                                                                              ------------------
    13           Office equipment                                  D                 $   47,142
                                                                              ------------------
    14           Leasehold improvements                            D                 $ 6,647,799
                                                                              ------------------
    15           Vehicles                                          D                 $       609
                                                                              ------------------
    16           Other:                                            D
                       -------------------------------------                  -----------------
    17                                                             D
                 -------------------------------------------                  -----------------
    18                                                             D
                 -------------------------------------------                  -----------------
    19                                                             D
                 -------------------------------------------                  -----------------
    20                                                             D
                 -------------------------------------------                  -----------------
    21                 Total Property and Equipment                                  $13,654,458
                                                                              -----------------
             Other Assets
    22           Loans to shareholders
                                                                              -----------------
    23           Loans to affiliates
                                                                              -----------------
    24           Deposits (See Note 4)                                               $   794,083
                 -------------------------------------------                  ------------------
    25           Intangible                                                          $   157,868
                 -------------------------------------------                  ------------------
    26
                 -------------------------------------------                  ------------------
    27
                 -------------------------------------------                  ------------------
    28                 Total Other Assets                                            $   951,951
                                                                              ------------------
    29                 Total Assets                                                  $18,392,119
                                                                              ==================



NOTE:
     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                     Liabilities and Equity
                                    (General Business Case)

         Liabilities From Schedules
             Post-Petition
                 Current Liabilities
    30                 Accrued salaries and wages                                    $ 1,173,609
                                                                              ------------------
    31                 Payroll taxes
                                                                              ------------------
    32                 Real and personal property taxes
                                                                              ------------------
    33                 Income taxes
                                                                              ------------------
    34                 Sales taxes payable                                           $   610,063
                                                                              ------------------
    35                 Notes payable (short term)
                                                                              ------------------
    36                 Accounts payable (trade)                    A                 $   674,810
                                                                              ------------------
    37                 Real property lease arrearage
                                                                              ------------------
    38                 Personal property lease arrearage
                                                                              ------------------
    39                 Accrued professional fees                                     $ 1,183,999
                                                                              ------------------
                       -------------------------------------------------------------------------
    40                 Current portion of long-term post-petition debt (due within 12 months)
                       -------------------------------------------------------------------------
    41                 Other:   Other Accrued Expense (Note 2)                       $ 2,871,571
                                --------------------------------------------  ------------------
    42
                       -------------------------------------                  ------------------
    43
                       -------------------------------------                  ------------------
    44                 Total Current Liabilities                                     $ 6,514,051
                                                                              ------------------
    45           Long-Term Post-Petition Debt, Net of Current Portion                $ 1,644,430
                                                                              ------------------
    46                 Total Post-Petition Liabilities                               $ 8,158,481
                                                                              ------------------
             Pre-Petition Liabilities (allowed amount)
    47                 Secured claims                              F                 $ 2,918,891
                                                                              ------------------
    48                 Priority unsecured claims                   F                   $ 725,139
                                                                              ------------------
    49                 General unsecured claims                    F                 $ 2,553,891
                                                                              ------------------
    53                 Other Accrued Expense (Note 2)                                $ 4,947,295
                                                                              ------------------
                       Long Term Liabilities (Note 3)                                $   108,941
                                                                              ------------------
    55                 Total Pre-Petition Liabilities                                $11,254,157
                                                                              ------------------
    56                 Total Liabilities                                             $19,412,638
                                                                              ------------------
         Equity (Deficit)
    57           Retained Earnings/(Deficit) at time of filing                      $(41,222,569)
                                                                              ------------------
    58           Common/Preferred Stock                                              $ 5,181,223
                                                                              ------------------
    59           Additional paid-in capital                                          $42,737,837
                                                                              ------------------
    60           Cumulative profit/(loss) since filing of case                       $(7,717,010)
                                                                              ------------------
    61           Post-petition contributions/(distributions) or (draws)
                                                                              ------------------
    62           Market value adjustment
                                                                              ------------------
    63                 Total Equity (Deficit)                                        $(1,020,519)
                                                                              ------------------
    64   Total Liabilities and Equity (Deficit)                                      $18,392,119
                                                                              ==================






                            Fresh Choice, Inc. (Case # 04-54318 ASW)
                                   Notes to the Balance Sheet
                                             as of
May 15, 2005
Note:
    (1)          Book value.

    (2)          The following is a list of Other Accrued Expenses:           Pre & Post- Petition    Pre-Petition Post-Petition
                                                                              --------------------    ------------ -------------
                 23010 Workers' Comp Payable                                             789,227            -      789,227
                 23030 Accrued Credit Card Proc Fees                                      12,722            -       12,722
                 23040 Accrued Bank Charges                                               20,768            -       20,768
                 23050 Gift Certificate Allowance                                        615,512            -      615,512
                 23070 Food Credit Liability                                             288,997            -      288,997
                 23110 Accrued Payroll Processing Fee                                      1,382            -        1,382
                 23120 Closed Restaurants Payable  (502(b)(6)) estimate                4,370,779    4,370,779            -
                 23121 Store Closure Reserve                                              24,848            -       24,848
                 23125-6 Accrued Rent                                                    546,501      297,439      249,062
                 23130 Other Accrued Liabilities                                         158,004            -      158,004
                 23140 Accrued Fees-Finance                                               41,210            -       41,210
                 23150 Accrued Fees-Legal                                                 24,056            -       24,056
                 23170 Accrued Fees-Audit                                                 80,774            -       80,774
                 23180 Accrued Fees-Tax                                                   21,595            -       21,595
                 23200 Accrued Fees-Employee Litigati                                     18,150            -       18,150
                 23210 Accrued Fees-Executive                                             24,541            -       24,541
                 23225 Accrued Auto                                                            -            -            -
                 23240 Accrued Health Insurance-GW                                       121,944            -      121,944
                 23250 Accrued Insurance                                                  21,411            -       21,411
                 23300 Advertising Accrual                                                14,094            -       14,094
                 23350 Interest Payable - Loc                                             52,737       11,670       41,067
                 23360 Interest Payable                                                   31,617       21,101       10,516
                 23390 Accrued Janitorial Expense                                              -            -            -
                 23400 Accrued Utilities                                                 232,930      126,577      106,353
                 23410 Accrued Property Taxes                                            269,387       63,147      206,240
                 23420 Accrued Cam                                                       35,680        56,582       (20,902)
                                                                             -------------------  ----------   ------------
                 Total Other Accrued Expenses                                        $ 7,818,865  $ 4,947,295  $ 2,871,571

                                                                               Combined Amount
    (3)          The following is a list of Long Term Liabilities             Pre & Post- Petition   Pre-Petition Post-Petition
                                                                              --------------------   ------------ -------------

                 24320 Deferred Rent                                                   1,395,015            -    1,395,015
                 24340 Deferred Gain On Sale                                             150,455            -      150,455
                 24350 Other Non-Current Liabilities                                      98,960            -       98,960
                 24390 Notes Payable-Long Term                                           108,941      108,941           -
                                                                              --------------------  ------------- -------------
                                                                                              -             -           -
                 Total Long Term Liabilities                                         $ 1,753,371      108,941    1,644,430

    (4)          Deposits                            Amount
                                ----------------------------

                 Rent Deposit                      167,321
                 Alcohol Deposit                     2,350
                 Other Deposit                     590,252
                 Utility Deposit                    34,161
                                ----------------------------
                 Total Deposit                     794,083

    (5)          Adjustments were made to Period 13 due to year end.  Below are the changes in detail:
                                                                                   ORIGINAL                       NEW
                                                                               Period 13 -2004      CHANGE      Period 13 -2004
                                                                              -----------------------------------------------------

                 Cash                                                                  2,357,246      105,952    2,463,198
                 Accounts Receivable                                                      95,176                    95,176
                 Assets Held for Sale                                                  3,294,818     (350,000)   2,944,818
                 Inventory                                                               358,933                   358,933
                 Prepaid Expenses                                                        239,864                   239,864
                 Property & Equipment                                                 14,365,088        7,880   14,372,968
                 Deposits                                                                872,931      (51,448)     821,483
                 Other Assets                                                            164,992            -       164,992
                                                                              ---------------------------------------------
                 Total Assets                                                       $ 21,749,048  $ (287,616)  $21,461,432
                                                                              =============================================

                                                                                   ORIGINAL                       NEW
                                                                               Period 13 -2004      CHANGE      Period 13 -2004
                                                                              -----------------------------------------------------

                 Accounts Payable                                                      3,270,444       90,309    3,360,753
                 Salaries and Wages Payable                                            1,589,572      (59,516)   1,530,056
                 Sales Tax Payable                                                       911,865            -      911,865
                 Store Closure Reserve                                                 3,938,300            -    3,938,300
                 Other Accrued Liabilities                                             4,916,013      (54,732)   4,861,281
                 Current Portion                                                       4,722,159            -    4,722,159
                 Long Term Liabilities                                                 2,085,688            -    2,085,688
                 Equity                                                                  315,007     (263,677)      51,330
                                                                              ---------------------------------------------
                 Total Liab & Equity                                                $ 21,749,048   $ (287,616) $21,461,432
                                                                              =============================================
                                                                                                                         -

Fresh Choice, Inc.
Payments to Officers
Period 5, 2005





                             Date                      Gross           Car Allowance     Others/Bonus           Total
------------------------------------------------------------------------------------------------------------------------------
Pertl, David      April 22, May 3 & 6, 2005             $ 14,461.52        $   619.26        $        -           $ 15,080.78

O'Shea, Tim       April 22, May 3 & 6, 2005             $ 15,384.60        $ 1,384.62        $        -           $ 16,769.22

Miller, Joan       April 22 & May 6, 2005               $  9,615.38        $        -        $        -           $  9,615.38

Freedman, Tina   pril 22, May 3, 6 & 10, 2005           $  9,615.38        $ 1,107.69        $ 1,468.75           $ 12,191.82

------------------------------------------------------------------------------------------------------------------------------

Total                                                   $ 49,076.88        $ 3,111.57        $ 1,468.75           $ 53,657.20
==============================================================================================================================


Fresh Choice, Inc.
Payments to Professional Fees
Period 5, 2005





                                                       Date                 Amount Paid                Cumulative
----------------------------------------------------------------------------------------------------------------------

Corporate Revitalization Partners                April 28, 2005                    $  58,160                $  95,946
Gray, Cary Ware                                                                                             $  109,783
Huntley, Mullaney & Spargo                                                                                  $  118,119
Pachulski, Stang Ziel                                                                                       $  268,074
Sulmeyer Kupetz Client Trust                     April 28, 2005                    $ 166,074                $  241,782
XRoads Solutions Group                         April 20 & 28, 2005                 $ 151,936                $  589,617








----------------------------------------------------------------------------------------------------------------------

Total                                                                              $ 376,169                $1,423,320
======================================================================================================================



                                             SCHEDULES TO THE BALANCE SHEET
                                                 (General Business Case)
                                                       Schedule A
                                          Accounts Receivable and (Net) Payable

                                                                  Accounts Receivable  Accounts Payable      Past Due
Receivables and Payables Agings                                  (Pre and Post-petition(Post -petition)   Post Petition Debt
                                                                 ---------------------
     0 -30 Days                                                               $89,015         $674,810
                                                                 --------------------- ----------------
     31-60 Days
                                                                 --------------------- ----------------
     61-90 Days                                                                                                        $0
                                                                                       ----------------   ----------------
     91+ Days
                                                                                       ----------------
                                                                 --------------------- ----------------
     Total accounts receivable/payable-(see note 1)                           $89,015         $674,810
                                                                 --------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
     Accounts receivable (net)                                                $89,015
                                                                 =====================
                                                       Schedule B
                                              Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)                               Cost of Goods Sold
                                           Inventory(ies)        Inventory Beginning of Month                    $288,599
                                             Balance at
                                            End of Month
                                                                                                          ================
                                                                 Add -
     Retail/Restaurants -                                          Net purchase                                $1,071,240
                                                                                                          ----------------
       Product for resale                          $275,037        Direct labor                                $1,518,989
                                     -----------------------                                              ----------------
                                                                   Manufacturing overhead
                                                                                                          ----------------
     Distribution -                                                Freight in
                                                                                                          ----------------
       Products for resale                                         Other:                                      $        0
                                     -----------------------                                              ----------------
                                                                                                               $        0
                                                                 --------------------------------------   ----------------
     Manufacturer -
                                                                 --------------------------------------   ----------------
       Raw Materials
                                     -----------------------
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
                                     -----------------------
       Finished goods                                              Inventory End of Month                      $  275,037
                                     -----------------------                                              ----------------
                                                                   Shrinkage
                                                                                                          ----------------
     Other - Explain                                               Personal Use
                                     -----------------------                                              ----------------

     --------------------------------
                                                                 Cost of Goods Sold                            $2,603,791
     --------------------------------                                                                     ================
         TOTAL                                     $275,037
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
             Yes  X      No
                 -----      ---------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
                                                                                                       ---
       Weekly                                                        LIFO cost
                      ------                                                                           ---
                      ------                                                                           ---
       Monthly           X                                           Lower of cost or market
                      ------                                                                           ---
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
                      ------                                                                           ---
       Semi-annually                                                 Other                             X
                      ------                                                                           ---
                      ------
       Annually                                                        Explain
                      ------
Date of last physical inventory was  May 15, 2005                Standard Cost, with updates every month before inventory
                                     -----------------------     ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   June 12, 2005
                                     -----------------------     ---------------------------------------------------------



Note:

(1)  Food  credit  are  given  due  to  quantity   discounts   and/or  marketing
     allowances. Payments are received at the end of each quarter.



                                                Schedule C
                                              Real Property

Description                                                               Cost            Market Value(1)
      Land                                                              $         -            $        -
      --------------------------------------------                   ---------------    -------------------
      Building                                                          $ 3,839,333            $ 3,839,333
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(1,369,128)           $(1,369,128)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,470,205            $ 2,470,205
                                                                     ===============    ===================


                                                Schedule D
                                         Other Depreciable Assets
Description                                                               Cost            Market Value(1)
Machinery & Equipment -
      Kitchen Equipment                                                 $ 9,051,674            $ 9,051,674
      --------------------------------------------                   ---------------    -------------------
      Equipment in Progress                                             $   128,741            $   128,741
      --------------------------------------------                   ---------------    -------------------
      Computer Equipment                                                $ 1,607,091            $ 1,607,091
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(8,562,566)           $(8,562,566)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,224,940            $ 2,224,940
                                                                     ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                              $ 7,530,777            $ 7,530,777
      --------------------------------------------                   ---------------    -------------------
      Construction Fixtures in Progress                                 $    15,705            $    15,705
      --------------------------------------------                   ---------------    -------------------
      Smallwares                                                        $ 1,105,162            $ 1,105,162
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(6,387,879)           $(6,387,879)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,263,764            $ 2,263,764
                                                                     ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                                  $   200,842            $  200,842
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $  (153,700)           $  (153,700)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $    47,142            $    47,142
                                                                     ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                             $14,643,114            $14,643,114
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(7,995,315)           $(7,995,315)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 6,647,799            $ 6,647,799
                                                                     ===============    ===================
Vehicles -
      Vehicles                                                          $    17,344            $    17,344
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $   (16,735)           $   (16,735)
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $       609            $       609
                                                                     ===============    ===================


Note:

   (1) Book Value.




                                                    Schedule E
                                           Aging of Post-Petition Taxes
                                   (As of End of the Current Reporting Period)
Taxes Payable                    0-30 Days            31-60 Days           61-90 Days         91+ Days            Total
Federal
        Income Tax Withholding        $ 213,302                                                                    $ 213,302
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        FICA - Employee                                                                                                  $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        FICA - Employer                                                                                                  $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Unemployment (FUTA)                                                                                              $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Income                                                                                                           $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Other (Attach List)                                                                                              $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
Total Federal Taxes                   $ 213,302                  $ -                 $ -              $ -          $ 213,302
                                 ---------------   ------------------   -----------------  ---------------   ----------------
State and Local
        Income Tax Withholding                                                                                           $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Unemployment (UT)                                                                                                $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Disability Insurance (DI)                                                                                        $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Empl. Training Tax (ETT)                                                                                         $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Sales                         $ 610,063                                                                    $ 610,063
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Excise                                                                                                           $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Real property                  $ 34,830                                                                     $ 34,830
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Personal property                                                                                                $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Income                                                                                                           $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
        Other (Attach List)                                                                                              $ -
                                 ---------------   ------------------   -----------------  ---------------   ----------------
Total State & Local Taxes             $ 644,893                  $ -                 $ -              $ -          $ 644,893
                                 ---------------   ------------------   -----------------  ---------------   ----------------
Total Taxes                           $ 858,195                  $ -                 $ -              $ -          $ 858,195
                                 ===============   ==================   =================  ===============   ================
                                                    Schedule F
                                              Pre-Petition Liabilities
                                                                                                        Allowed
List Total Claims For Each Classification (1)                                       Claimed Amount     Amount (b)
        Secured claims  (a)                                                            $ 2,918,891
                                                                                  -----------------  ---------------
        Priority claims other than taxes                                               $   268,587
                                                                                  -----------------  ---------------
        Priority tax claims                                                            $   456,552
                                                                                  -----------------  ---------------
        General unsecured claims                                                       $ 2,553,891
                                                                                  -----------------  ---------------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                          Schedule G - Rental Income Information - Not applicable to General Business Cases

                                                              Schedule H
                                                                                    Re05/15/05tion of Funds Held as of

                                           Account 1             Account 2           Account 3         Account 4
Bank                                  Wells Fargo            Wells Fargo          Wells Fargo        Bank of America
                                      --------------------   ------------------   -----------------  ------------------
Account Type                          Concentration          Money Market         Benefits ACH Pmt.  Disbursement
                                      --------------------   ------------------   -------------------------------------
Account No.                           4038-832325            12576708             4945091882         7313400466
                                      --------------------   ------------------   -----------------  ------------------
Account Purpose                       General                Investment           Payroll            Gifts Certificates
                                      --------------------   ------------------   -----------------  ------------------
Balance, End of Month                     $ 1,520,352                $ 508,877         $ 5,681       $           455
                                      --------------------   ------------------   -----------------  ------------------


                                           Account 5             Account 6           Account 7          Account
Bank                                  Wells Fargo            Wells Fargo          Wells Fargo        Cash in Registers
                                      --------------------   ------------------   -----------------  ------------------
Account Type                          Accounts Payable       Payroll              Disbursement       and on hand
                                      --------------------   ------------------   -----------------  ---------------
Account No.                           412-1020184            403-8832366          403-8832408
                                      --------------------   ------------------   -----------------  ---------------
Account Purpose                       A/P ZBA                Payroll ZBA          Gifts Certificates
                                      --------------------   ------------------   ----------------------------------
Balance, End of Month                    $ (402,099)(2)        $ (89,406)(2)$     $          50,011  $        75,050
                                      --------------------   ------------------   -----------------  ---------------
Total Funds on Hand for all Accounts     $   1,668,920
                                      ===================
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

 Note 1:The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

      2 The negative balance reflects a timing difference.





                               STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                             Increase/(Decrease) in Cash and Cash Equivalents
                                   For the Month Ended    05/15/05
                                                       ---------------


                                                                           Actual             Cumulative
                                                                       Current Month        (Case to Date)
     Cash Receipts
1          Rent/Leases Collected
                                                                      -----------------    -----------------
2          Cash Received from Sales                                        $ 4,685,995         $ 58,120,673
                                                                      -----------------    -----------------
3          Interest Received                                               $     3,063             $ 14,172
                                                                      -----------------    -----------------
4          Borrowings
                                                                      -----------------    -----------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                      -----------------    -----------------
6          Capital Contributions
                                                                      -----------------    -----------------
7          Proceeds from Sale of Restaurant                                $ 1,621,726         $  1,621,726
           --------------------------------------------               -----------------    -----------------
8
           --------------------------------------------               -----------------    -----------------
9
           --------------------------------------------               -----------------    -----------------
10
           --------------------------------------------               -----------------    -----------------
11
           --------------------------------------------               -----------------    -----------------
12              Total Cash Receipts                                        $ 6,310,784         $ 59,756,571
                                                                      -----------------    -----------------
     Cash Disbursements
13         Payments for Inventory                                            2,776,095         $ 34,169,426
                                                                      -----------------    -----------------
14         Selling                                                             227,564         $  1,724,673
                                                                      -----------------    -----------------
15         Administrative                                                      155,135         $  1,824,617
                                                                      -----------------    -----------------
16         Capital Expenditures                                                 35,640         $    225,637
                                                                      -----------------    -----------------
17         Principal Payments on Debt                                      $ 1,652,072         $  2,036,950
                                                                      -----------------    -----------------
18         Interest Paid                                                      $ 15,672         $    153,390
                                                                      -----------------    -----------------
           Rent/Lease:
19              Personal Property
                                                                      -----------------    -----------------
20              Real Property                                                  638,387         $  6,604,525
                                                                      -----------------    -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                        53,657         $    708,738
                                                                      -----------------    -----------------
22              Draws
                                                                      -----------------    -----------------
23              Commissions/Royalties
                                                                      -----------------    -----------------
24              Expense Reimbursements                                          19,586            $ 122,792
                                                                      -----------------    -----------------
25              Other
                                                                      -----------------    -----------------
26         Salaries/Commissions (less employee withholding)                     95,419         $  1,047,829
                                                                      -----------------    -----------------
27         Management Fees
                                                                      -----------------    -----------------
           Taxes:
28              Employee Withholding                                           217,346         $  2,756,625
                                                                      -----------------    -----------------
29              Employer Payroll Taxes                                         142,249         $  1,674,029
                                                                      -----------------    -----------------
30              Real Property Taxes                                             34,830         $   405,401
                                                                      -----------------    -----------------
31              Other Taxes Sales Taxes                                        478,012         $  4,038,637
                                                                      -----------------    -----------------
32         Other Cash Outflows:
                                                                      -----------------    -----------------
33              Credit Card fees                                                52,035         $   574,137
                ---------------------------------------               -----------------    -----------------
34              Adjust. to Beg. Cash Balance                                                   $   (108,601)
                ---------------------------------------               -----------------    -----------------
35              Reorganization-Professional Fees                             $ 376,169         $  1,423,320
                ---------------------------------------               -----------------    -----------------
36              Reorganization-US Trustee Fees                                $ 10,000         $    30,000
                ---------------------------------------               -----------------    -----------------
37
                ---------------------------------------               -----------------    -----------------
38              Total Cash Disbursements:                                  $ 6,979,869         $ 59,412,126
                                                                      -----------------    -----------------
39   Net Increase (Decrease) in Cash                                        $ (669,085)        $    344,445
                                                                      -----------------    -----------------
41   Cash Balance, Beginning of Period                                     $ 2,338,005         $  1,324,475
                                                                      -----------------    -----------------
43   Cash Balance, End of Period                                           $ 1,668,920         $  1,668,920
                                                                      =================    =================